SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 8, 2006

                           HORNBY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                    0-50236                     95-4708001
        --------                    -------                     ----------
    (State or other             (Commission File             (I.R.S. Employer
      jurisdiction                  Number)                Identification No.)
   of incorporation)

1701 Broadway 255,Vancouver, WA                                     98663
-------------------------------                                     -----
Address of principal executive offices)                          (Zip Code)


                                 (775) 588-1575
              (Registrant's telephone number, including area code)



              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Armando C. Ibarra, CPA, was our principal independent accountant for the fiscal years ended June 30, 2005 and 2004. On August 8, 2006, they resigned and on August 9, 2006 we engaged Chang G. Park, CPA, as our principal independent accountant for the fiscal year ending June 30, 2006. The resignation of Armando
C. Ibarra, CPA and appointment of Chang G. Park, CPA was approved by our board of directors.

The report of Armando C. Ibarra, CPA on our financial statements for the years ended June 30, 2005 and 2004 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle except that such report was modified to include an explanatory paragraph with respect to our ability, in light of our lack of revenues and history of losses, to continue as a going concern.

In connection with the audit for the fiscal years ended June 30, 2005 and 2004 and during the subsequent interim period through August 8, 2006, there were no disagreements between us and Armando C. Ibarra, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Armando C. Ibarra, CPA to make reference to the subject matter of the disagreement in connection with their reports.

In connection with the audit of the fiscal years ended June 30, 2005 and 2004 and during the subsequent interim period through August 8, 2006, Armando C. Ibarra, CPA did not advise us that:

      o internal controls necessary for us to develop reliable financial statements did not exist;

      o information had come to their attention that led them to no longer be able to rely on our management's representations or made them unwilling to be associated with the financial statements prepared by our management;

      o there was a need to expand significantly the scope of their audit, or that information had come to their attention during such time periods that if further investigated might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report; or

      o information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

Prior to the engagement of Chang G. Park, CPA we had no consultations or discussions with Chang G. Park, CPA regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered by them on or financial statements. Further, prior to their engagement, we received no oral or written advice from Chang G. Park, CPA of any kind.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits filed as part of this Report are as follows:

Exhibit 16.1      Letter  from  Armando  C.   Ibarra,   CPA,   regarding
                  confirmation of our assertions on changes in Registrant's certifying accountant.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      HORNBY INTERNATIONAL, INC.


Dated:August 10, 2006                                 By:  /s/ John Probrandt
                                                           ------------------
                                                      Name:  John Probrandt
                                                      Title:    President